Exhibit 10.2

                                 NORTH FORK BANK

                     SUBORDINATION AGREEMENT AND ASSIGNMENT

In order in induce North Fork Bank (which together with its successors, endorsees and assigns is hereinafter called the "Bank") having a place of business at 245 Love Lane, Mattituck, New York, to make such advances, loans, extensions of credit, directly or indirectly to ROBOCOM SYSTEMS INTERNATIONAL INC. (hereinafter, whether one or more called the "Debtor") and to grant to the Debtor such renewals, extensions, forbearances, release of collateral or other relinquishments of rights as the Bank may deem advisable, and for other valuable considerations, the receipt of which is hereby acknowledged, BASEBOARD INVESTMENTS LLC (hereinafter, whether one or more, called the "Creditor") and the Debtor hereby agree with the Bank as Follows:

      1. All claims and demands, and all interest heretofore or hereafter accrued thereon, which the Creditor now has or may hereafter have or acquire against the Debtor (the same hereafter being called "Claims") shall not be paid, and no payment on account thereof, nor any security interest therein, shall be created, received, accepted or retained nor shall any financing statement be filed with respect thereto by the Creditor unless and until the Debtor has paid and satisfied in full all of its obligations to the Bank, whether or not such obligations to the Bank are evidenced by written instruments, whether direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, original, renewed or extended, now in existence or hereafter incurred, originally contracted with, or transferred to, or otherwise acquired by, the Bank, and whether contracted by the Debtor alone or jointly and / or severally with another or others (such obligations of the Debtor being hereinafter collectively called the "Liabilities"). Debtor and Creditor severally warrant and represent to the Bank that none of them has made any prior transfer or assignment of the Claims or any interest therein except to the Bank; that no security interest has been granted therein nor any financing statement filed in relation thereto. The Creditor waives any and all notice of the acceptance of this agreement or of the creation, renewal, extension or accrual, present or future, of any of the Liabilities or of the reliance of the Bank on this agreement. The Creditor consents that, without notice to or further assent by the Creditor, the liability of the Debtor or of any other party for or upon the Liabilities may from time to time, in whole or in part, be renewed, extended, modified, prematured, compounded or released by the Bank, as it may deem advisable, that any collateral and / or security interest(s) for the Liabilities or any of them, may from time to time, in whole or in part, be exchanged, sold or surrendered by the Bank, as it may deem advisable, and that any deposit, balance or balances to the credit of the Debtor may, from time to time, in whole or in part, be surrendered or released by the Bank to the Debtor, as it may deem advisable, all without impairing or in any way affecting the subordination and assignment contained in this agreement. The terms "Debtor" and "Creditor" as used throughout this instrument shall include the individual(s), association(s), partnership(s), or corporation(s) named herein as the Debtor and Creditor, respectively, and (a) any successor, individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of the Debtor or the Creditor, as the case may be, shall have been transferred, (b) in the case of a Debtor or Creditor which is a partnership, any new partnership which shall have been created by reason of the admission of any new partner or partners therein or the dissolution of an existing partnership by the death, resignation or other withdrawal of any partner, and (c) in the case of a corporate Debtor or Creditor, any other corporation into, with, or by which the Debtor or Creditor, as the case may be, shall have been merged, consolidated, reorganized, purchased or absorbed.

      2. The Creditor hereby transfers and assigns to the Bank and grants the Bank a present security interest in, as collateral security for the Liabilities, all of the Claims and any and all collateral or security interests relating thereto and the proceeds thereof except as listed below held by the Creditor against the Debtor which may now exist or hereafter arise, with full right on the part of the Bank, in its own name or in the name of the Creditor, to collect and enforce the Claims by legal action, proof of debt in bankruptcy or other liquidation proceedings, vote in any proceeding for the arrangement at any time proposed, or otherwise. The Bank and each of its officers and employees is hereby irrevocably constituted attorneys in fact for the Creditor for the purpose of such enforcement, and for the purpose of endorsing, in the name of the Creditor, any instrument for the payment of money. The Creditor will receive as trustee for the Bank, and pay to the Bank forthwith upon receipt thereof, any amounts which the Creditor may receive from the Debtor on account of the Claims prior to full payment to the Bank of the

Liabilities. The Bank shall not be bound to take any steps necessary to preserve any rights in any collateral against prior parties, which the Creditor hereby assumes to do.

      The Bank is hereby authorized to execute and file a financing statement covering all or part of the claims, demands, accounts, or security interest which are assigned to the Bank on behalf of and at the expense of the Debtor and / or Creditor.

      3. The Creditor and the Debtor represent to the Bank that the obligations of the Debtor to the Creditor, matured or unmatured, absolute or contingent, now aggregate the Sum of $ 500,000.00 and no more, without counterclaim, defense or offset and that the said obligations, are not represented by any notes or other negotiable instruments, except such notes or other negotiable instruments, if any, as have been endorsed and delivered by the Creditor to the Bank simultaneously with the execution of this agreement. The Creditor and the Debtor agree that at no time hereafter will any of the Claims be represented by any notes, other negotiable instruments, or writings, except such as the Bank may request to be executed and delivered to it for the purpose of evidencing such obligations, or any part hereof, and in such event they shall either be made payable to the Bank, or, if payable to the Creditor, shall forthwith be endorsed and delivered by the Creditor to the Bank. The following claims are not subject to this subordination Agreement: N/A .

      4. The Debtor agrees to render to the Bank upon demand, from time to time, statements of the Claims and will give the Bank access to its books for the purpose of examining the state of the accounts of the Creditor with the Debtor. In the event of a breach by either the Debtor or the Creditor in the performance of any of the terms of this agreement, or if any representation or warranty of Debtor or Creditor hereunder shall prove to be materially false, all of the Liabilities shall, without notice or demand, become immediately due and payable.

      5. The Creditor and the Debtor agree that, if after the satisfaction of all of the Liabilities, the Debtor thereafter becomes liable to the Bank on account of any new Liabilities, this agreement shall thereupon become immediately effective with respect to any Claims then in existence or thereafter created, without the necessity of any further act, agreement or writing by or between the Creditor or the Debtor of the Bank, the intent being that this be a continuing agreement of the subordination and assignment. However, should the Creditor have received any payment or security on account of the Claims at any time after the satisfaction by the Debtor of all of the Liabilities and before the incurring of new Liabilities, the Creditor will notify the Bank in writing of the receipt thereof. In the event that the Creditor fails to notify the Bank, and new Liabilities are thereafter created, the Creditor agrees that if a default occurs with respect to the payment or performance of any of the terms of such new Liabilities, the Creditor will immediately pay to the Bank an amount equivalent to any such payment or the value of such security received.

      6. The subordination herein contained may be terminated but solely as to the new Liabilities subsequently incurred, only by written notice thereof actually received by the Bank at its office where the account of the Debtor is maintained. In such event (or in the event of termination by operation of law) the Creditor, and his, its or their successors, personal representatives and assigns shall never the less remain bound hereunder in respect to the Liabilities created or arising theretofore, and respect of such Liabilities and any renewals, extensions or other liabilities arising out of the same, each and every term, covenant, representation and warranty of this agreement shall continue in full force and effect, and the Bank shall have all the rights herein provided for as if no such termination had occurred. The Creditor, and his, its or their successors, personal representatives and assigns hereby agree to indemnify and hold the Bank harmless from and against any loss, claim, costs and damages, however arising, by reason of any action taken or any grant of credit by the Bank in reliance on this agreement before the Bank shall have received written notice from the Creditor or termination of this agreement by operation of law.

      7. In the event that the Debtor makes an assignment for the benefit of creditors, or any proceedings are commenced by or against the Debtor under any bankruptcy reorganization, readjustment of debt, arrangement, dissolution, receivership, liquidation or insolvency law or statue now or hereafter in effect, then and in any such event and at any time thereafter, the Creditor will, upon the written request of the Bank, prove, enforce, and endeavor to obtain payment of all Claims at the time existing, and will turn over to the Bank in precisely the form received any payment of distribution of any kind or character which shall be payable upon or with respect to any such Claims for application to the payment of any Liabilities at the time existing. In the event that the Creditor shall fail to take the action requested by the Bank, the Bank may, as attorney in fact for the Creditor, takes such action on behalf of the Creditor, but for the use and benefit of the Bank, and the Creditor hereby appoints the Bank as attorney in fact for the Creditor to demand, sue for, collect and receive every such payment of the Creditor or otherwise and to vote, give consent and take any other steps with regard thereto, all as the Bank may deem necessary or advisable for the enforcement of this agreement; and the Creditor will execute and deliver to the Bank such other and further powers of attorney, assignments or others instruments as may be requested by the Bank in order to enforce any and all claims upon or with respect to Claims at the time existing and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to such Claims.

      8. The Bank may enforce any remedy with respect to the Claims or any security therefore whether or not the Bank shall have first pursued its remedies in respect of the Liabilities. The Creditor hereby waives all presentment for the payment, protest and notice of non-payment and protest of negotiable instruments to which the Creditor may be a party. The Debtor and the Creditor agree to pay the Bank, on demand, all expenses of any kind, including reasonable counsel fees, which the Bank may incur in enforcing any of its rights hereunder, or defending or prosecuting any action related to transactions with the undersigned.

      9. The Creditor and the Debtor waive a trial by jury, and the right to interpose any counterclaim or offset of any nature and description in any litigation, arising out of or relating to the Claims or this agreement.

      10. Anything contained herein to the contrary notwithstanding, the Bank hereby consents to the payment by the Debtor to the Creditor of a reasonable weekly salary; provided, however that such consent may be withdrawn at any time by written notice to the Debtor.

      11. This instrument contains the entire agreement between the parties, who have made no representations, warranties or promises, express or implied, other than those contained herein. No change, modification, waiver or discharge of any of the obligations of the debtor or of the Creditor hereunder shall be effective unless in writing, signed by the Bank.

      IN WITNESS WHEREOF, this instrument has duly executed by the undersigned this 27 day of September, 2004.

Witness as to all signatures :

_______________________ROBOCOM SYSTEMS INTERNATIONAL INC.

Debtor


                       By: /s/ Herbert Goldman
                           --------------------------
                           HERBERT GOLDMAN, Treasurer

                       By: /s/ Lawrence Klein
                           --------------------------
                           LAWRENCE KLEIN, Secretary


                    Corporate Creditor : BASEBOARD INVESTMENTS LLC

                       By: /s/ Irwin Balaban
                           --------------------------
                           IRWIN BALABAN, President


                    Partnership Creditor. All members of Partnership to sign :

                       By:
                           --------------------------
                           Member of Partnership

                       Individual Creditor :

                           --------------------------
                           Creditor

                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF NEW YORK:)

COUNTY OF         )

      On this    day of    , 20  , before me, the undersigned, a Notary Public
in and for said State, personally appeared     , personally known to me or
proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(c), or the person upon behalf of which the individual(s) acted, executed the instrument.


-------------------------------
Notary Public

                            CORPORATE ACKNOWLEDGMENT

STATE OF NEW YORK:)

COUNTY OF ____________________)

      On this _______ day of _________________________, 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared HERBERT GOLDMAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(c), or the person upon behalf of which the individual(s) acted, executed the instrument.


                         -------------------------------
                                  Notary Public

                            CORPORATE ACKNOWLEDGMENT

STATE OF NEW YORK:)

COUNTY OF ____________________)

      On this _______ day of _________________________, 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared LAWRENCE KLEIN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(c), or the person upon behalf of which the individual(s) acted, executed the instrument.


                         -------------------------------
                                  Notary Public

                            CORPORATE ACKNOWLEDGMENT

STATE OF NEW YORK:)

COUNTY OF ____________________)

      On this _______ day of _________________________, 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared IRWIN BALABAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(c), or the person upon behalf of which the individual(s) acted, executed the instrument.


                         -------------------------------
                                  Notary Public

                                      NOTE

$ 500,000.00 Melville, New York __________________________________ 20 ______ ON
DEMAND after date WE promise to pay to the order of BASEBOARD INVESTMENTS LLC *FIVE HUNDRED THOUSAND AND 00/100* DOLLARS, Payable at NORTH FORK BANK, MELVILLE
..

Due ON DEMAND                   ROBOCOM SYSTEMS INTERNATIONAL INC.


/s/ Herbert Goldman
----------------------------------
HERBERT GOLDMAN, Treasurer
Signature


/s/ Lawrence Klein
----------------------------------
LAWRENCE KLEIN, Secretary
Signature

Pay to the order of NORTH FORK BANK

Protest is hereby waived by each of the undersigned.


/s/ Irwin Balaban
----------------------------------
BASEBOARD INVESTMENTS LLC
IRWIN BALABAN, President


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